Inventories	12 Months Ended
Dec. 31, 2013
Inventories
6.	Inventories

Inventories consist of approximately 40% raw materials and supplies and 60% finished and semi-finished products at December 31, 2013 (37% and 63%, respectively, at December 31, 2012). Nucor’s manufacturing process consists of a continuous, vertically integrated process from which products are sold to customers at various stages throughout the process. Since most steel products can be classified as either finished or semi-finished products, these two categories of inventory are combined.

If the FIFO method of accounting had been used, inventories would have been $624.7 million higher at December 31, 2013 ($607.2 million higher at December 31, 2012). There was no liquidation of LIFO inventory layers in 2013, 2012 or 2011. Use of the lower of cost or market method reduced inventories by $2.1 million at December 31, 2013 ($3.5 million at December 31, 2012).